UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  May 19, 2015

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

DELAWARE	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Certain information concerning the Company’s oil and gas reserves, production, well economics and resource potential is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K.  The Company is also providing guidance on its 2015 cash flows.  The Company expects field level cash flows, as defined as EBITDA excluding general and administrative expenses plus Capex, of approximately $21.7 million by the end of 2015. This information (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of this information is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Forward-Looking Statements

Forward-Looking Statements - Opinions, forecasts, projections or statements, other than statements of historical fact, are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance such expectations will prove correct. Actual results may differ materially due to a variety of factors, some of which may not be foreseen. These risks and other risks are detailed in our filings with the Securities and Exchange Commission, including risk factors listed in our annual report on Form 10-K and our other filings with the SEC.  Our SEC filings may be found at www.pstr.com or www.sec.gov.  By making these forward-looking statements, we undertake no obligation to update these statements for revisions or changes except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Supplemental Information dated May19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

/s/ Casey E. Bigelow
Casey E. Bigelow
Chief Accounting Officer and Secretary

Date: May 19, 2015

Index to Exhibits

Exhibit Number	Description
99.1	Supplemental Information dated May 19, 2015